Supplement dated March 17, 2025, to the Prospectus dated October 20, 2006 (as supplemented) for the Flexible Premium Variable Annuity Issued by Metropolitan Life Insurance Company through its Metropolitan Life Variable Annuity Separate Account II (the “Prospectus”).

This Supplement incorporates the Prospectus by reference. You should read this Supplement in conjunction with your Prospectus and retain all documents for future reference. Unless otherwise indicated, the information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus unless a new term is defined or an existing term in your Prospectus is revised by this Supplement.

You can obtain the Prospectus at no cost by calling our Administrative Office at 1-800-638-7732, or by sending an email request to RCG@metlife.com.

Metropolitan Life Insurance Company (“MetLife”) as depositor and sponsor of Metropolitan Life Variable Annuity Separate Account II (the “Separate Account”) for the Flexible Premium Variable Annuity is redeeming shares in the Subaccount investing in the Western Asset Variable Global High Yield Bond Portfolio – Class I (“Existing Fund”) as of the close of the New York Stock Exchange on or about April 25, 2025 (“Substitution Date”).

On the Substitution Date, Accumulation Units of the above-referenced Subaccount will be replaced with Accumulation Units of the BlackRock High Yield Portfolio – Class A Subaccount (“Replacement Fund”).

The Subaccount that invests in the Existing Fund discontinued accepting new purchase payments and transfers effective April 29, 2019.

On the Substitution Date, MetLife will carry out the substitution by redeeming shares of the Existing Fund held in the Separate Account and purchasing shares of the Replacement Fund. The substitution will result in any Contract Value you have allocated to the Subaccount investing in the Existing Fund, in effect, being transferred to the Subaccount investing in the Replacement Fund.

The investment objective and policies of the Replacement Fund, along with information about the Replacement Fund’s investment adviser, are in the Replacement Fund’s prospectus, which you should read carefully.

Prior to the Substitution Date. From the date of this Supplement until the Substitution Date, contract owners with allocations in the Subaccount that invests in the Existing Fund may continue to transfer allocations to any other available Subaccount in accordance with the terms of the contract. During this period, any transfers from the Subaccount that invests in the Existing Fund will not be treated as a transfer for purposes of transfer limitations and fees that may otherwise be applicable under the terms of your contract. Frequent trading limitations will continue to apply. You may continue to make transactions, affect transfers by written request, telephone or by any other method we make available under your contract and as described in the prospectus.

On the Substitution Date. At the close of business on the Substitution Date, MetLife will redeem proceeds from the Subaccount that invests in the Existing Fund. These proceeds will then be used to purchase Accumulation Units in the Subaccount that invests in the Replacement Fund.

The substitution will occur at relative net asset values of the Existing Fund and the Replacement Fund. All contract owners affected by the substitution will receive written confirmation of the transaction. Your Contract Value will be the same as before the substitution. However, the number of Accumulation Units you receive in the Subaccount that invests in the Replacement Fund will be different from the number of Accumulation Units you owned in the Subaccount that invested in the Existing Fund due to the difference in Accumulation Unit values. The substitution transaction will not be treated as a transfer for the purposes of transfer limitations. There will be no tax consequences as a result of the substitution transaction.

After the Substitution Date. Effective immediately following the Substitution Date, the Subaccount that invested in the Existing Fund will no longer be available as an investment option in the contract. Additionally, from the Substitution Date through 30 days after the Substitution Date, contract owners may reallocate amounts that were substituted into the Subaccount that invests in the Replacement Fund to any other Subaccount without the transfer being treated as a transfer for purposes of transfer limitations and fees that would otherwise be applicable under the terms of the contract. Once the substitution occurs, any transfer or withdrawal allocation or other transaction involving the Subaccount that invested in the Existing Fund will default to the Subaccount that invests in the Replacement Fund and will become your allocation instructions until you tell us otherwise.

Information about the Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. AS WITH THE EXISTING FUND, THERE IS NO ASSURANCE THAT THE REPLACEMENT FUND WILL ACHIEVE ITS STATED OBJECTIVES.

As of the Substitution Date, all references in the Prospectus to the Subaccount that invests in the Existing Fund and the Existing Fund are replaced with references to Subaccount that invests in the Replacement Fund and the Replacement Fund, as applicable.

Systematic Withdrawal Program: If you are enrolled in the Systematic Withdrawal Program that includes the Subaccount investing in the Existing Fund, you may terminate your current instructions and provide new instructions at any time prior to the Substitution Date. If you do not provide new instructions, your enrollment will automatically be updated to replace the Subaccount investing in the Existing Fund with the Subaccount investing in the Replacement Fund on the Substitution Date.

The Underlying Fund Fees and Expenses section is amended to delete all references to the Existing Fund as of the Substitution Date.